                                                                Exhibit 31.2

                CERTIFICATION PURSUANT TO 17 CFR 240.13(A)-14(A)
                           (SECTION 302 CERTIFICATION)

         I, Timothy Borer, certify that:

         1. I have  reviewed  this  quarterly  report  on Form  10-KSB  of NEDAK
Ethanol, LLC;

         2. Based on my  knowledge,  this  report  does not  contain  any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

         3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of NEDAK Ethanol, LLC, as of, and for, the periods presented in this report;

         4. NEDAK Ethanol, LLC's other certifying officers and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control  over financial  reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-(f) for
NEDAK Ethanol, LLC, and have:

                  (a) Designed such disclosure controls and procedures or caused such  disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure  that  material  information  relating to NEDAK
         Ethanol, LLC, including its consolidated subsidiaries, is made known to us by others within those entities,  particularly  during the period in which this report is being prepared;

                  (b) Designed such internal  control over financial  reporting, or caused such internal control over financial reporting to be designed under our supervision,  to provide reasonable  assurance  regarding the reliability  of financial  reporting and the  preparation  of financial statements for external purposes in accordance with generally  accepted accounting principles; and

                  (c)  Evaluated  the  effectiveness  of  NEDAK  Ethanol,  LLC's disclosure  controls and  procedures  and  presented in this report our conclusions  about the  effectiveness  of the  disclosure  controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  (d)  Disclosed  in this report any  changes in NEDAK  Ethanol,
         LLC's internal  control over financial  reporting that occurred  during
         NEDAK  Ethanol,  LLC's most recent fiscal  quarter that has  materially affected,  or is reasonably likely to materially affect, NEDAK Ethanol,
         LLC's internal control over financial reporting.

         5. NEDAK Ethanol, LLC's other certifying officers and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to NEDAK Ethanol,  LLC's  auditors and the audit  committee of NEDAK
Ethanol,  LLC's  board  of  directors  (or  persons  performing  the  equivalent functions):

         (a) All significant  deficiencies and material weaknesses in the design or operation of internal  control over  financial  reporting  which are reasonably  likely to adversely affect NEDAK Ethanol,  LLC's ability to record, process, summarize and report financial information; and

         (b) Any fraud,  whether or not material,  that  involves  management or other  employees who have a significant  role in NEDAK  Ethanol,  LLC's internal controls over financial reporting.

Date: April 2, 2007                 /s/ Timothy Borer
                                    ---------------------------------------
                                    Treasurer (Principal Financial Officer)